                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 17, 1998


                            OSAGE SYSTEMS GROUP, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     0-22808                     95-4374983
      --------                     -------                     ----------
   (State or other           (Commission File No.)          (IRS Employer
   jurisdiction of                                          Identification No.)
   incorporation)

                            1661 East Camelback Road
                                    Suite 245
                                Phoenix, AZ 85016
                     (Address of principal executive office)




Registrant's telephone number, including area code:  (602) 274-1299


         (Former name or former address, if changed since last report)

ITEM 2:     ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF SOLSOURCE COMPUTER, INC.

      On March 17, 1998, Osage Systems Group, Inc. (the "Company") acquired in an arm's-length transaction Solsource Computers, Inc. ("Solsource") pursuant to the terms of an Agreement and Plan of Merger by and among the Company (formerly known as "Pacific Rim Entertainment, Inc."), Solsource Acquisition Corp., Solsource Computers, Inc. and the Shareholders of Solsource Computers, Inc. dated February 27, 1998 (the "Solsource Merger Agreement"). Upon closing, the Company's wholly-owned subsidiary acquired 100% of the outstanding capital stock of Solsource in exchange for $1.1 million; payable $200,000 in cash and $900,000 in newly issued common shares priced at $6.00 per share. In addition, the merger consideration included earn-out incentive shares to be issued if Solsource achieves certain performance targets. The former president of Solsource, Daniel
J. Vahalla, owned over 98% of the outstanding capital stock of Solsource; accordingly, a proportionate amount of the merger consideration was paid to Mr. Vahalla. Pursuant to the terms of the Solsource Merger Agreement, Solsource Computers, Inc. remains as the surviving corporation.

      Solsource is a systems integrator headquartered in Carlsbad, California with principal sales offices in Northern and Southern California. Within Solsource there are two operating divisions. A presentation division provides portable Unix laptops and high end data projection equipment to the mobil computing marketplace. A systems integration division provides complete hardware, software and service solutions to address data and network security problems in large and small commercial organizations. Solsource also provides specialized services for security audits, firewall penetration testing and anti-virus protection. It distributes hardware and software products from well known manufacturers such as Sun Microsystems, Cisco, Microsoft, Netscape, Checkpoint and Trend Micro. In 1996, Solsource was ranked by Inc. Magazine as the 21st fastest growing private company in America. Solsource employs approximately 30 people and during its most recent fiscal year, realized revenues of $7.3 million.

ACQUISITION OF H.V. JONES, INC.

      On March 17, 1998, the Company also completed, in an arm's-length transaction, the acquisition of H.V. Jones, Inc. pursuant to the terms of an Agreement and Plan of Merger by and among the Company (formerly known as "Pacific Rim Entertainment, Inc."), Jones Acquisition Corp. and Hugh V. Jones ("Jones") dated February 27, 1998 ("Jones Merger Agreement"). Upon closing, the Company's wholly-owned subsidiary acquired 100% of the outstanding capital stock of Jones from its sole shareholder Hugh V. Jones for a purchase price of $1,975,000; payable $395,000 in cash and $1.58 million in preferred stock which converts into common stock during the next four quarters at a conversion rate equal to the lower of $6.87 or a 33% premium over the average closing price of the Company's common stock for the ten (10) trading days prior to each date of conversion. The merger consideration also included additional earn-out incentive shares to be issued if Jones achieves certain performance targets. Pursuant to the terms of the Jones Merger Agreement, H.V. Jones, Inc. remains as the surviving corporation.

      Jones is a complex systems integrator headquartered in Houston, Texas, with a sales and development office in Austin, Texas. Jones provides proprietary services and turnkey technology infrastructure solutions in the areas of business assessment, enterprise resource planning, interoperability, database, networking and security. A major focus of Jones' services is the enterprise wide interoperability between Unix and NT environments. This includes: networking, server platforms, databases and systems management interoperability services. Another major focus of Jones is providing the complete data center infrastructure necessary to support enterprise resource planning solutions such as SAP. Jones' market focus is on the middle market (Fortune 1000-5000) in the sectors of manufacturing, distribution, medical, telecommunications and general business. Jones represents hardware and software products from well known manufacturers such as Hewlett Packard, Sun Microsystems, Microsoft, Netscape, Silicon Graphics, Oracle, Cisco, Ascend and Digital. Jones employs approximately 20 people and during its most recent fiscal year, realized revenues of $5.6 million.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Acquired Businesses

            It is impracticable at the time of the filing of this Current Report to provide the historical financial information for Solsource and Jones required by Regulation S-X. Accordingly, the Company will file the required historical financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

      (b)   Pro Forma Financial Statements of Businesses

            It is impracticable at the time of the filing of this Current Report to provide the pro forma financial information for Solsource and Jones required by Regulation S-X. Accordingly, the Company will file the required pro forma financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.



      (c)   Exhibits (referenced to Item 601 of Regulation S-K).

2.4 Agreement and Plan of Merger dated February 27, 1998 by and among Pacific Rim Entertainment, Inc., Solsource Acquisition Corp., Solsource Computers, Inc. and the Shareholders of Solsource Computers, Inc.

2.5 Agreement and Plan of Merger dated February 27, 1998 by and among Pacific Rim Entertainment, Inc., Jones Acquisition Corp. and H.V. Jones, Inc.

2.6 Amendment to the Agreement and Plan of Merger dated March 17, 1998 by and among Osage Systems Group, Inc., Jones Acquisition Corp. and H.V. Jones, Inc.

2.7 Certificate of Merger of Solsource Computers, Inc. into Solsource Acquisition Corp.

2.8         Certificate of Merger of H.V. Jones, Inc. into Jones Acquisition
            Corp.

3.8 Certificate of Designation, Preferences and Rights of the Series C Convertible Preferred Stock

4.7         Specimen of Series C Convertible Preferred Stock

10.10       Form of Employment Agreement with John Iorillo

10.11       Employment Agreement of Daniel J. Vahalla

10.12       Employment Agreement of Hugh V. Jones

10.13 Registration Rights Agreement by and among Pacific Rim Entertainment, Inc. and the Trust of Daniel J. and Mary G. Vahalla, Gary Gwin, Maureen Gaare and Daniel Grube.

10.14 Registration Rights Agreement by and between Pacific Rim Entertainment, Inc. and Hugh V. Jones

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:                                      OSAGE SYSTEMS GROUP, INC.
      ----------------------------

                                          BY:/s/Jack R. Leadbeater
                                             -----------------------
                                                Jack R. Leadbeater
                                                Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit                                                         Page Number in
Number                                                            Rule 0-3(b)
(Referenced                                                       Sequential
to Item 601                                                    Numbering System
of Reg. S-K)                                                    Where Exhibit
                                                                 Can Be Found
2.4           Agreement and Plan of Merger dated February
              27, 1998 by and among Pacific Rim
              Entertainment, Inc., Solsource Acquisition
              Corp., Solsource Computers, Inc. and the
              Shareholders of Solsource Computers, Inc.

2.5           Agreement and Plan of Merger dated February
              27, 1998 by and among Pacific Rim
              Entertainment, Inc., Jones Acquisition Corp.
              and H.V. Jones, Inc.

2.6 Amendment to the Agreement and Plan of Merger dated March 17, 1998 by and among Osage
              Systems Group, Inc., Jones Acquisition Corp.
              and H.V. Jones, Inc.

2.7           Certificate of Merger of Solsource Computers,
              Inc. into Solsource Acquisition Corp.

2.8           Certificate of Merger of H.V. Jones, Inc.
              into Jones Acquisition Corp.

3.8           Certificate of Designation, Preferences and
              Rights of the Series C Convertible Preferred
              Stock

4.7           Specimen of Series C Convertible Preferred
              Stock

10.10         Form of Employment Agreement with John Iorillo

10.11         Employment Agreement of Daniel J. Vahalla

10.12         Employment Agreement of Hugh V. Jones

10.13         Registration Rights Agreement by and among
              Pacific Rim Entertainment, Inc. and the Trust of Daniel J. and Mary G. Vahalla, Gary Gwin,
              Maureen Gaare and Daniel Grube.

10.14         Registration Rights Agreement by and between
              Pacific Rim Entertainment, Inc. and Hugh V.
              Jones